UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 3, 2006


                          INTEGRAL TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          Nevada                      0-28353                  98-0163519
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)


     805 W. Orchard Dr., Suite 7, Bellingham, WA                 98225
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     (Address  of  principal  executive  offices)              (Zip Code)


Registrant's telephone number, including area code:   (360) 752-1982
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  7.01.  REGULATION  FD.

On January 3, 2006, the Company issued a press release containing a statement by the Company's Chairman, William S. Robinson. A copy of the press release is attached as an exhibit hereto.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit     Description
-------     -----------

99.03       Press  release  dated  January  3,  2006.  (Filed  herewith.)



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRAL TECHNOLOGIES, INC.



                                        By: /s/ William A. Ince
                                           ----------------------------------
                                            William A. Ince, President


Date:  January 4, 2006


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
                                  EXHIBIT INDEX
                                  -------------


Exhibit     Description
-------     -----------

99.03       Press  release  dated  January  3,  2006.  (Filed  herewith.)